Exhibit 99.1

NEWS RELEASE
ENSCO INTERNATIONAL INCORPORATED

500 North Akard • Suite 4300 • Dallas, Texas 75201-3331 Tel: (214) 397-3000 • Fax: (214) 397-3370 • Web Site: www.enscous.com

ENSCO ANNOUNCED CLOSING OF GULF OF MEXICO MARINE VESSEL FLEET TRANSACTION

DALLAS, April 1, 2003 - ENSCO International Incorporated (NYSE: ESV) announced today that the previously announced sale of its 27-vessel Gulf of Mexico fleet to Tidewater Inc. (NYSE: TDW) has been completed.

ENSCO, headquartered in Dallas, Texas, provides contract drilling services to the international petroleum industry.

Contact: Richard LeBlanc 214-397-3011